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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)        August 21, 2000
                                                --------------------------------

                                   JAWZ Inc.
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                (Exact name of registrant as specified in its charter)


Delaware                                  24963                       98-0167013
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(State or other jurisdiction           (Commission              (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


         12 Concorde Gate, Suite 900, Toronto, Ontario, Canada M3C 3N6
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             (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:       (403) 508-5055
                                                   -----------------------------


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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On August 21, 2000, JAWS Technologies, Inc.("JAWS"), entered into a Securities Purchase Agreement (the "Agreement") with Calp II Limited Partnership ("CALP") for the purchase and sale of 1,000,000 shares of common stock of JAWS, a warrant to purchase 300,000 shares of JAWS common stock at an exercise price of $5.00 per share (the "Closing Warrant") expiring on August 21, 2005, and an adjustable warrant (the "Adjustable Warrant") to purchase additional shares of JAWS common stock under certain circumstances and based on the market price of the share of JAWS common stock on the NASDAQ National Market during certain specified periods, all for an aggregate purchase price of $5,000,000. The Agreement also provided CALP with certain registration rights in accordance with a Registration Rights Agreement (the "Registration Rights Agreement") dated August 21, 2000 between the parties. Pursuant to the Agreement, on August 21, 2000, JAWS issued 600,000 shares of JAWS common stock, the Closing Warrant and the Adjustable Warrant to CALP and received $3,000,000 from CALP. On or about October 2, 2000, JAWS issued an additional 400,000 shares of JAWS common stock to CALP and received $2,000,000 from CALP.

     On January 23, 2000, JAWS, which is now named JAWZ Inc. ("JAWZ") and CALP entered into the Securities Purchase Agreement Amendment No. 1. (the "Amendment"), to, amongst other things, amend and restructure the transactions under the Agreement and certain other transactions between the parties. Pursuant to the Amendment, (i) the parties mutually negotiated and agreed to a post-closing adjustment and reduction of the purchase price to $1.25 per share, which has resulted in the issuance of an additional 3,000,000 shares of Common Stock, (ii) the Closing Warrant and the Adjustable Warrant were cancelled and exchanged for (a) new closing warrants to purchase a like number of shares as under the Closing Warrant (233,000 of which are now exercisable at a purchase price of $2.00 per share and 67,000 of which are now exercisable at a purchase price of $3.00 per share) and (b) a new adjustable warrant which provides for a volume weighted average formula for the determination of the number of warrants purchasable thereunder and the earlier termination of the adjustable warrant,
(iii) the Registration Rights Agreement was amended to provide for additional periods to register the additional securities issued under the Amendment, and
(iv) CALP acquired 1,600,000 shares of Common Stock in a private placement in consideration for the forgiveness of indebtedness owed by JAWZ in the aggregate amount of $2,000,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(1)  None.

(2)  None.

(c)  Exhibits

     2.1 Securities Purchase Agreement, dated August 21, 2000, by and between JAWS Technologies, Inc., a Delaware corporation, and CALP II Limited Partnership.
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     2.2  Registration Rights Agreement, dated August 21, 2000, by and between
          JAWS Technologies, Inc., a Delaware corporation, and CALP II Limited Partnership.

     2.3 Warrant No. CW3, a warrant for 300,000 share of common stock, issued by JAWS Technologies Inc., a Delaware corporation on August 21, 2000, to CALP II Limited Partnership.

     2.4 Warrant No. AW3, an adjustable warrant issued by JAWS Technologies Inc. to CALP II Limited Partnership on August 21, 2000, for shares of common stock to be calculated in accordance with the terms of the adjustable warrant and as determined by market prices of JAWS Technologies Inc., shares of common stock on the NASDAQ National Market.

     2.5 Securities Purchase Agreement Amendment No. 1, dated January 23, 2001 to be effective as of November 1, 2000, by and between JAWZ Inc., a Delaware corporation (formerly JAWS Technologies, Inc.) and CALP II Limited Partnership.

     2.6 Registration Rights Amendment No. 1., dated January 23, 2001 to be effective as of November 1, 2000, by and between JAWZ Inc., a Delaware corporation (formerly JAWS Technologies, Inc.) and CALP II Limited Partnership.

     2.7 Warrant No. CW-3B1, a warrant for 233,000 shares of common stock, issued by JAWZ Inc., a Delaware corporation on November
          1, 2000, to CALP II Limited Partnership.

     2.8 Warrant No. CW-3B2, a warrant for 67,000 shares of common stock, issued by JAWZ Inc., a Delaware corporation on November
          1, 2000, to CALP II Limited Partnership.

     2.9 Warrant No. AW3-B, an adjustable warrant issued by JAWZ Inc. to CALP II Limited Partnership on November 1, 2000, for shares of common stock to be calculated in accordance with the terms of the adjustable warrant and as determined by market prices of JAWZ Inc., shares of common stock on the NASDAQ National Market.

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                                   SIGNATURES

     Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2001                                                JAWZ, INC.


                                           By:          /s/ Riaz Mamdani
                                                --------------------------------
                                                Name: Riaz Mamdani
                                                Title: Chief Financial Officer

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                                 EXHIBIT INDEX

     2.1 Securities Purchase Agreement, dated August 21, 2000, by and between JAWS Technologies, Inc., a Delaware corporation, and CALP II Limited Partnership.

     2.2 Registration Rights Agreement, dated August 21, 2000, by and between JAWS Technologies, Inc., a Delaware corporation, and CALP II Limited Partnership.

     2.3 Warrant No. CW3, a warrant for 300,000 share of common stock, issued by JAWS Technologies Inc., a Delaware corporation on August 21, 2000, to CALP II Limited Partnership.

     2.4 Warrant No. AW3, an adjustable warrant issued by JAWS Technologies Inc. to CALP II Limited Partnership on August 21, 2000, for shares of common stock to be calculated in accordance with the terms of the adjustable warrant and as determined by market prices of JAWS Technologies Inc., shares of common stock on the NASDAQ National Market.

     2.5 Securities Purchase Agreement Amendment No. 1, dated January 23, 2001 to be effective as of November 1, 2000, by and between JAWZ Inc., a Delaware corporation (formerly JAWS Technologies, Inc.) and CALP II Limited Partnership.

     2.6 Registration Rights Amendment No. 1., dated January 23, 2001 to be effective as of November 1, 2000, by and between JAWZ Inc., a Delaware corporation (formerly JAWS Technologies, Inc.) and CALP II Limited Partnership.

     2.7 Warrant No. CW-3B1, a warrant for 233,000 shares of common stock, issued by JAWZ Inc., a Delaware corporation on November 1, 2000, to CALP II Limited Partnership.

     2.8 Warrant No. CW-3B2, a warrant for 67,000 shares of common stock, issued by JAWZ Inc., a Delaware corporation on November 1, 2000, to CALP II Limited Partnership.

     2.9 Warrant No. AW3-B, an adjustable warrant issued by JAWZ Inc. to CALP II Limited Partnership on November 1, 2000, for shares of common stock to be calculated in accordance with the terms of the adjustable warrant and as determined by market prices of JAWZ Inc., shares of common stock on the NASDAQ National Market.